UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2025

Sight Sciences, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40587	80-0625749
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4040 Campbell Avenue Suite 100
Menlo Park, California	94025
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 877 266-1144

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	SGHT	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, on April 21, 2025, the Board of Directors (the “Board”) of Sight Sciences, Inc. (the “Company”), upon the recommendation of its Nominating and Corporate Governance Committee, appointed Gerhard F. Burbach to the Board. Mr. Burbach has been appointed to serve on the Audit Committee.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 5, 2025, the Company held its annual meeting of stockholders (the “Annual Meeting”). There were 51,695,688 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), outstanding and entitled to vote at the Annual Meeting at the close of business on April 9, 2025, the record date for the Annual Meeting (the “Record Date”). At the Annual Meeting, 38,814,229 shares of Common Stock were present virtually or represented by proxy, representing approximately 75.1% of the shares of Common Stock outstanding on the Record Date.

Set forth below are the voting results for the proposals considered and voted upon at the Annual Meeting, each of which are described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 23, 2025.

Proposal 1 – Election of three Class I directors to serve as directors of the Company until the annual meeting of stockholders to be held in 2028, or until each such director’s respective successor has been duly elected and qualified, or until each such director’s earlier death, resignation or removal.

Name of Director	For	Withheld	Broker Non-Votes
Paul Badawi	24,675,076	1,039,257	13,099,896
Brenda Becker	20,923,888	4,790,445	13,099,896
Erica Rogers	23,914,492	1,799,841	13,099,896

Proposal 2 – Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

For	Against	Abstain	Broker Non-Votes
38,080,605	26,937	706,687	—

Based on the foregoing votes, Paul Badawi, Brenda Becker and Erica Rogers were elected as Class I directors, and the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 was duly ratified.

No other matters were presented for consideration or stockholder action at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sight Sciences, Inc.

Date: June 5, 2025	By:	/s/ Alison Bauerlein
Chief Financial Officer